Exhibit 10.1

THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. A COMPLETED, SIGNED COPY HEREOF, TOGETHER WITH A COMPLETED PROSPECTIVE INVESTOR QUESTIONNAIRE, MUST BE RETURNED TO THE COMPANY BY NO LATER THAN 5:00 P.M., P.S.T., ON MAY 16, 2007 (UNLESS THIS OFFERING IS EXTENDED BY THE COMPANY), BY EACH PERSON WHO DESIRES TO SUBSCRIBE TO PURCHASE ANY OF THE UNITS REFERRED TO HEREIN.

SUBSCRIPTION AGREEMENT

Arrowhead Research Corporation

201 South Lake Street, Suite 703

Pasadena, CA 91101

Re: Prospective Sale and Purchase of Units

Gentlemen:

The undersigned (the “Investor”), by signing the Signature Page attached hereto, hereby irrevocably tenders this subscription and applies to purchase that number of Units, at a purchase price per Unit equal to $5.78, and Warrant coverage of 25%, each Warrant exercisable to purchase additional shares, at an exercise price per share equal to $7.06. The Warrant will be exercisable six months and one day after the closing date of the Offering and will expire on the tenth anniversary of the date of issue. The Warrants can be redeemed on or after the first anniversary of the closing of the offering, at Arrowhead Research Corporation’s (the “Company”) option, in whole, but not in part, upon 30 days’ prior written notice, at a price of $0.001 per Warrant, provided that the closing bid price on the Nasdaq Capital Market for a share of common stock, $0.001 par value per share (the “Common Stock”), of the Company for 20 consecutive trading days ending not more than 15 days prior to the date of the redemption notice, equals or exceeds the exercise price plus 20%. Holders will be required to exercise their Warrants within 30 days or accept the $0.001 per Warrant redemption price. Payment for the purchase price for the Units subscribed to be purchased, in the aggregate amount set forth on the Signature Page, will be made promptly after receipt by the undersigned’s custodian of the certificates representing the Common Stock and the Warrants purchased hereby.

The undersigned hereby acknowledges receipt of a copy of the Summary of the Offering dated May 7, 2007 (the “Term Sheet”) which relates to and describes the terms and conditions of the offer and sale of the Units.

At the Closing, the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Units set forth on the Signature Page attached hereto.

The completion of the purchase and sale of the shares of Common Stock and the Warrants (the “Closing”) shall occur (the “Closing Date”) on May 21, 2007, or on such other date and time as may be mutually agreed to between the Company and the Investors, at the offices of the Company.

The Company’s obligation to issue the Units to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) completion of the purchases and sales under the Subscription Agreements with the Investors; and (b) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Investor:

(a) Organization and Qualification. The Company and each subsidiary of the Company (collectively, the “Subsidiaries”) is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Subscription Agreement, the Warrants and the Registration Rights Agreement (collectively, the “Transaction Documents”) and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Units and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien, encumbrance, claim or security interest upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section 21 of this Subscription Agreement, (ii) the filing with, and the declaration of effectiveness by, the Commission of the Registration Statement, (iii) application(s) and notification(s) to the Nasdaq Stock Market for the issuance and sale of the Units and the listing of the shares of Common Stock for trading or quotation, as the case may be, thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(e) Issuance of the Shares. The Units are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances, claims or security interests imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.

(f) Capitalization. The capitalization of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) has been set forth in the documents filed by the Company under the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (collectively, the “SEC Reports”) and has changed since the date of such SEC Reports only to reflect stock option and warrant exercises that do not, individually or in the aggregate, have a material affect on the issued and outstanding capital stock, options and other securities. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth in the SEC Reports or as a result of the purchase and sale of the Units, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or options or warrants to purchase shares of Common Stock. The issuance and sale of the Units will not obligate the Company to issue shares of Common Stock or other securities to any person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except for the Required Approvals, no further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Units. Except as set forth in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(g) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except for the filing of certain financial information in connection with the Company’s Form 8-K filed on April 25, 2007, as of the date hereof, the Company is not aware of any event occurring on or prior to the Closing Date (other than the transactions contemplated by the Transaction Documents) that requires the filing of a Form 8-K after the Closing. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(h) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any executive officer, director or Affiliate, except pursuant to an equity incentive plan of the Company. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Units contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least 1 business day prior to the date that this representation is made.

(i) Litigation. There is no action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Units or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor to the knowledge of the Company, any director or executive officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or executive officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(j) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.

(k) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(l) Patents and Trademarks. Except as set forth in the SEC Reports, to the best knowledge of the Company, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports (collectively, the “Intellectual Property Rights”), except where failure to currently own or possess would not have a Material Adverse Effect. To the Company’s knowledge, the conduct of the Company’s and any Subsidiary’s businesses will not conflict in any material respects with any intellectual property rights of others, except . Neither the Company nor any Subsidiary has received a notice (written or otherwise) that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person in a manner that would have a Material Adverse Effect on the Company. To the knowledge of the Company, all Intellectual Property Rights are enforceable and valid and there is no existing infringement by another Person of any of the Intellectual Property Rights. Except as described in the SEC Reports, there are no outstanding options, licenses or agreements of any kind relating to the foregoing Intellectual Property Rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

(m) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(n) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the executive officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, executive officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any executive officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements and restricted stock unit agreements under any equity incentive plan.

(o) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(p) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents, other than to the placement agent with respect to the offer and sale of the Units (which placement agent fees are being paid by the Company). The Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(q) Private Placement. Assuming the accuracy of the Investors’ representations and warranties set forth in this Agreement and the Investor Questionnaire, no registration under the Securities Act is required for the offer and sale of the Units by the Company to the Investors as contemplated hereby. The issuance and sale of the Units hereunder does not contravene the rules and regulations of the Nasdaq Stock Market.

(r) Investment Company. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Units, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(s) Registration Rights. Except as set forth in the SEC Reports, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(t) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from Nasdaq to the effect that the Company is not in compliance with the listing or maintenance requirements of such market.

(u) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Investors or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Investors will rely on the foregoing representation in effecting transactions in securities of the Company. All disclosure furnished by or on behalf of the Company to the Investors regarding the Company, its business and the transactions contemplated hereby, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(v) Sufficiency of Cash. Based on the financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Shares hereunder, the Company reasonably expects to have sufficient cash on hand to pay all of its currently foreseeable expenses for at least the next 12 months.

(w) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has accurately and timely filed all federal, state and foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, and has paid or accrued all taxes shown as due thereon, and there is no tax deficiency in any material amount which has been asserted or threatened against the Company or any Subsidiary.

(x) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising. The Company has offered the Units for sale only to the Investors and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(y) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(z) No Disagreements with Accountants. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the independent registered public accounting firm formerly or presently employed by the Company and the Company is current with respect to any fees owed to such accounting firm.

(aa) Acknowledgment Regarding Investors’ Purchase of Units. The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm’s length Investor with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Investor or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Investors’ purchase of the Units. The Company further represents to each Investor that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(bb) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Units, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Units, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the placement agent in connection with the placement of the Units.

(cc) Stock Options. With respect to stock options issued pursuant to the Company’s Equity Incentive Plan(s) (i) each stock option designated by the Company at the time of grant as an “incentive stock option” under Section 422 of the Code so qualifies, (ii) except as disclosed in the SEC Reports, including the financial statements included therein, each grant of a stock option was duly authorized no later than the date on which the grant of such stock option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, (iii) each such grant was made in accordance with the material terms of an Equity Incentive Plan, the Securities Act and all other applicable laws and regulatory rules or requirements, and (iv) each such grant was or has now been properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws, except, in the cases of clauses (i), (ii), (iii) and (iv), for any such failure, violation or default that would not be material to the Company and its subsidiaries taken as a whole.

(dd) The Company is not an “ineligible issuer” (as defined in Rule 405 promulgated under the Securities Act) and is eligible to register the shares of Common Stock for resale by the Investors on a registration statement on Form S-3 under the Securities Act. The Company is subject to the reporting requirements of the Exchange Act, and has filed all reports required thereby. Provided none of the Investors is deemed to be an underwriter with respect to any Units, to the Company’s knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant’s consents) that reasonably could be expected to prohibit or delay the preparation and filing of a registration statement on Form S-3 under the Securities Act registering the shares of Common Stock for public resale as contemplated in the Registration Rights Agreement.

Representations, Warranties and Covenants of the Investor.

The undersigned hereby represents and warrants to, and covenants with, the Company as follows, recognizing that the Company will rely to a material degree upon such representations, warranties and covenants, each of which shall survive any acceptance of this subscription in whole or in part by the Company and the issuance and sale of any Units to the undersigned:

1.	The undersigned is an “accredited investor”, as term is defined in Regulation D under the 1933 Act.

2.	The undersigned has been informed and is aware that an investment in the Units and the Company involves a degree of risk and speculation, and has carefully read and considered the Term Sheet in its entirety.

3.

The undersigned has been advised that the undersigned should rely on, and has consulted and relied upon, accounting, legal and financial advisors with respect to this investment in the Units and the Company. The undersigned and his professional advisor(s) (as defined in Section 260.102.12(g) of the Rules of the California Corporations Commissioner), if any, have been afforded an opportunity to meet with the executive officers and directors of the Company and to ask and receive answers to any questions about this offering and the proposed business and affairs of the Company included in this offering, and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information provided, and have therefore obtained, in the judgment of the undersigned and/or his or her professional advisor(s), sufficient information to evaluate the merits and risks of investment in the Units and the Company. The undersigned or his or her professional advisor(s), if any, have not been furnished any offering material or literature other than the Term Sheet with

Exhibits and this Subscription Agreement. The undersigned or his or her professional advisor(s), if any, are not relying on any representations, statements or other information provided by the Company orally or in writing, other than as expressly set forth in the Term Sheet.

4.	The undersigned understands and acknowledges that (i) no Federal or state agency has made any finding or determination as to the fairness or suitability for investment in, nor any recommendation or endorsement of, the Company or the Common Stock, (ii) the Company’s legal counsel has not independently verified any information concerning the Company, all of which has been provided by the Company, nor has such counsel passed upon the accuracy or adequacy of the Term Sheet, (iii) no independent third party, such as an investment banking firm or other expert in the valuation of businesses or securities, made an evaluation of the economic potential of the Company, and (iv) the offering price of the Units and the exercise price of the Warrants have each been determined based on the market price of the Company on the date of the close of the Offering and do not necessarily bear any relationship to the Company’s results of operations, net worth, prospects, or other commonly recognized criteria of value, and should not be considered as an indication of any price at which the Units, Common Stock, Warrants and/or shares of Common Stock underlying the Warrants may be sold in the future.

5.	On the basis of the review of the materials and information described above, and relying solely thereon and upon the knowledge and experience of the undersigned and/or his or her professional advisor(s), if any, in business and financial matters, the undersigned has evaluated the merits and risks of investment in the Units and the Company and has determined that he or she is both willing and able to undertake the economic risk of this investment.

6.	The Units and all shares of Common Stock that may be issued upon exercise of the Warrants will be acquired by the undersigned for the account of the undersigned and not with a view to, or for resale in connection with, any distribution thereof or of any interest therein, and no one else has any beneficial ownership or interest in the Units or components thereof acquired by the undersigned, nor are they to be subject to any lien or pledge. The undersigned has no present obligation, indebtedness or commitment pending, nor is any circumstance in existence which will compel the undersigned to secure funds by the sale, transfer or other distribution of any of the Units, the Common Stock or Warrants, or any interest in any of them, or any capital stock that may be distributed in respect thereof.

7.	The undersigned understands and agrees that the neither Units, the Common Stock and Warrants comprising the Units, nor the Common Stock issuable upon exercise of the Warrants, can be transferred or assigned that there is and will be no public market for any thereof, and, accordingly, that it may not be possible for the undersigned readily, if at all, to liquidate this investment in the Company in case of an emergency or otherwise. The undersigned has the net worth, past income and estimated future income set forth in the Investor Questionnaire, can afford to bear the risks of an investment in the Company, including the risk of losing the entire investment, for an indefinite period of time, and has adequate means of providing for his or her current needs and personal contingencies and has no need for liquidity in this investment.

8.	The undersigned understands and acknowledges that the Units are being offered and sold pursuant to one or more exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and from the registration or qualification requirements of applicable state securities or “blue sky” laws, if any, the availability of which depend upon the truth and completeness of the information provided to the Company by the undersigned in writing and the bona fide nature of the foregoing representations and warranties. With such realization, the undersigned hereby authorizes the Company to act as it may see fit in reliance on such information, representations and warranties, including the placement of the following legend on all certificate(s) and instrument(s) evidencing the Units, Common Stock, Warrants and shares of Common Stock underlying the Warrants that are issued to the undersigned:

9.

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE PLEDGED, SOLD OR TRANSFERRED IN

THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT COVERING THE SECURITIES OR AN OPINION OF QUALIFIED COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

10.	The undersigned hereby indemnifies and holds harmless the Company, and its respective officers, directors, shareholders, employees and agents, as the case may be, from and against any and all damages suffered and liabilities incurred by any of them (including costs of investigation and defense and attorneys’ fees) arising out of any inaccuracy in the agreements, representations, covenants and warranties made by the undersigned herein.

11.	The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Subscription Agreement, and (ii) this Subscription Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

12.	Neither the Investor nor any person acting on its behalf or at its direction has engaged in any purchase or sale of Common Stock (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act) during the 5 trading days immediately preceding the date of this Subscription Agreement. Investor will not use any of the restricted shares of Common Stock acquired pursuant to this Agreement, or the Warrant Shares acquired pursuant to the Warrant, to cover any short position in the Common Stock of the Company if doing so would be in violation of applicable securities laws and otherwise will comply with federal securities laws in the holding and sale of the shares of Common Stock, Warrant and Warrant Shares.

13.	If the undersigned is purchasing the Units subscribed for hereby in a fiduciary capacity, the above representations and warranties shall be deemed to have been made on behalf of the person or persons for whom the undersigned is so purchasing.

14.	The undersigned hereby acknowledges and agrees that the undersigned is not entitled to cancel, terminate or revoke this subscription or any agreements of the undersigned hereunder and that such subscription and agreements shall survive the death or disability of the undersigned.

15.	The undersigned understands and acknowledges that this subscription may be accepted or rejected by the Company in its sole discretion within twenty (20) days of receipt hereof by the Company, together with a completed and executed Investor Questionnaire and all information required by the provisions hereof and payment of the full amount of the subscription price for the Units subscribed for. Any amounts tendered in excess of the total payable as the purchase price for Units as to which this subscription has been accepted will thereafter be delivered to the undersigned as soon as is practicable. The Company shall signify its rejection by returning to the undersigned this Subscription Agreement and all funds (without interest or deduction) submitted by the undersigned.

16.	NEITHER THE COMPANY, NOR ANY OFFICER, DIRECTOR, SHAREHOLDER, EMPLOYEE OR AGENT OF ANY OF THEM SHALL BE LIABLE TO ANY PERSON FOR THE REJECTION, IN WHOLE OR IN PART, OF ANY OFFER TO SUBSCRIBE TO PURCHASE UNITS, NOTWITHSTANDING THAT THE UNDERSIGNED MAY OTHERWISE BE QUALIFIED AS A PROSPECTIVE INVESTOR.

17.	If, prior to the sale of any Units to the undersigned, there is a material change in the undersigned’s investment intention as expressed herein, or if there occurs any change which would make either the representations or warranties made by the undersigned herein or the information provided by the undersigned in the Investor Questionnaire materially untrue or misleading, the undersigned agrees to immediately so notify the Company, and any prior acceptance of the subscription of the undersigned shall be voidable at the option of the Company.

18.	In case any provision contained in this Subscription Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

19.	This Subscription Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law.

20.	This Subscription Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

21.	Securities Laws Disclosure; Publicity. The Company shall, by 8:30 a.m. (New York City time) on the first business day immediately following the Closing Date, issue a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby and filing the transaction documents as exhibits thereto. The Company and each Investor shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Investor shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Investor, or without the prior consent of each Investor, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission or any regulatory agency or Nasdaq, without the prior written consent of such Investor, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement, (B) the Current Report on Form 8-K required by this Section 21, (C) any filing required by the Commission and (D) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law or Nasdaq regulations, in which case the Company shall provide the Investors with prior notice of such disclosure permitted under this clause (ii).

22.	Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any person acting on its behalf has provided Investor with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

23.

Reimbursement. If any Investor becomes involved in any capacity in any proceeding by or against any person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by such Investor to or with any other stockholder), solely as a result of such Investor’s acquisition of the Units under this Agreement, the Company will reimburse such Investor for its reasonable legal and other expenses (including the reasonable cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliates of the Investors who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Investors and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Investors and any such affiliate and any such person. The Company also agrees that neither the Investors nor any such affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Units under this Agreement, except if such claim arises primarily from a breach of such Investor’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Investor may have with any such stockholder or any violations by the Investor of state or federal securities laws or any conduct by such Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance.

24.	Indemnification of Investors. Subject to the provisions of this Section 24, the Company will indemnify and hold each Investor and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Investor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Investor, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Investor, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Investor’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Investor may have with any such stockholder or any violations by the Investor of state or federal securities laws or any conduct by such Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Investor Party. Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Investor Party under this Agreement (i) for any settlement by a Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to (A) any Investor Party’s breach of any of the representations, warranties, covenants or agreements made by such Investor Party in this Agreement or in the other Transaction Documents, (B) any violations by the Investor of state or federal securities laws or (C) any conduct by such Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance.

25.	Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue shares of Common Stock pursuant to this Agreement.

26.	Listing of Common Stock. The Company hereby agrees, as soon as reasonably practicable following the Closing, to take all action reasonably necessary to list all of the shares of Common Stock purchased hereunder on the Nasdaq Stock Market.

27.

Equal Treatment of Investors. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Investor by the Company and negotiated separately by each Investor, and is intended for the Company to treat the Investors as a class and shall not in any way be construed as the Investors acting in concert or as a group with respect to the purchase, disposition or voting of shares of Common Stock or otherwise.

28.	Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Units as required under Regulation D and to provide a copy thereof, promptly upon request of any Investor. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Units for, sale to the Investors at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Investor. Each Investor shall take all commercially reasonable actions that are reasonably requested by the Company related to, or to effectuate, the filing of a Form D or any filing required pursuant to the “Blue Sky” laws of the states of the United States which, for purposes of clarity, shall not include the payment of any fees by such Investor.

29.	Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance or non-performance of the obligations of any other Investor under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.

30.	Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

31.	Publicity. The Company agrees that it will not use in advertising or publicity the names of the Fidelity Investors, Fidelity Management & Research Corporation, any of its partners or employees, any of the funds or accounts managed by it or any of its affiliates, or any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof, in any case without the prior written consent of Fidelity Management & Research Company.

32.	Limitation of Liability. A copy of the Agreement and Declaration of Trust of each of the Fidelity Investors is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trustees of each Fidelity Investor as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or stockholders of the Fidelity Investors individually but are binding only upon the assets and property of such Fidelity Investors. The Company is expressly put on notice that the rights and obligations of each series of shares of each Fidelity Investor under its Declaration of Trust are separate and distinct from those of any and all other entities.

IN WITNESS WHEREOF, the undersigned executes and agrees to be bound by this Subscription Agreement by executing the Signature Page attached hereto on the date therein indicated.

ARROWHEAD RESEARCH CORPORATION

SUBSCRIPTION AGREEMENT

SIGNATURE PAGE

(All information must be completed)

I HEREBY REPRESENT THAT I HAVE READ AND UNDERSTOOD THE SUBSCRIPTION AGREEMENT FOR ARROWHEAD RESEARCH CORPORATION.

Subscription: I hereby subscribe for the following number of Units at the Purchase Price indicated:

Number of Units	Price per Unit	Total Purchase Price

Subscriber (Print exact name to appear on the stock and warrant certificates)

Contact Name	Telephone

Address of Record	Alternative Telephone

City, State, Zip Code	Fax

Country	e-mail address

Date:	, 2007

Signature of Subscriber	Social Security Number or Taxpayer I.D. No.

ACCEPTED AND AGREED:

ARROWHEAD RESEARCH CORPORATION

By:
Title:
Date:	, 2007